UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 31, 2017, MicroStrategy Incorporated (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Meeting”). The following proposals were adopted by the votes specified below.

		For	Withheld	Abstain	Broker Non-Votes
1. To elect five (5) directors for the next year:
Michael J. Saylor		25,804,107	2,509,841	—	619,434
Robert H. Epstein		28,208,669	105,279	—	619,434
Stephen X. Graham		28,248,930	65,018	—	619,434
Jarrod M. Patten		28,208,621	105,327	—	619,434
Carl J. Rickertsen		28,015,940	298,008	—	619,434

		For	Against	Abstain	Broker Non-Votes
2. To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Meeting.		28,223,726	88,626	1,596	619,434
	3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
3. To recommend, on an advisory, non-binding basis, holding future executive compensation advisory votes every three years, every two years or every year.	22,175,470	5,531	6,130,925	2,022	619,434
		For	Against	Abstain	Broker Non-Votes
4. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.		28,696,593	235,796	993	—

The Company’s stockholders recommended, on an advisory, non-binding basis, holding future advisory votes regarding the compensation of the Company’s named executive officers (the “Say-on-Pay Votes”) every three years. After considering the stockholders’ recommendation, the Company’s Board of Directors determined that the Company will hold a Say-on-Pay Vote every three years, with the next Say-on-Pay Vote to be held at the Company’s 2020 Annual Meeting of Stockholders. The next advisory stockholder vote on the frequency of future Say-on-Pay Votes will be held at the Company’s 2023 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017	MicroStrategy Incorporated
(Registrant)

	By:	/s/ Phong Le
	Name:	Phong Le
	Title:	Senior Executive Vice President & Chief Financial Officer